Mondee Announces Fourth Quarter and Full Year 2022 Preliminary Financial Results - 2022 Gross Revenue of $2.2B1, 2.2x 2021's $996M - 2022 Net Revenue of $159M1, 171% of 2021 - 2022 Adjusted EBITDA of $16M1, an increase of over $20M from $(5)M in 2021 - 2023 Annual Guidance of Net Revenue to $230-240M, an increase of 47% at midpoint - Completed Acquisition of Orinter in Brazil, Expanding Footprint to Brazil and Latin America AUSTIN, Texas - Mondee Holdings, Inc. (Nasdaq: MOND) (“Mondee” or the “Company”), the high-growth, travel technology company and marketplace, with a portfolio of globally recognized platforms in the leisure and corporate travel sectors, today announced preliminary financial results for the fourth quarter and full year ended December 31, 2022. “We are pleased to have finished 2022 with full recovery of our marketplace net revenue, reaching 171% of our pre-Covid 2019 benchmark year's net revenue, while the industry is still on the upswing at about 70% recovered,”1 said Prasad Gundumogula, Chairman, Chief Executive Officer, and founder of Mondee. “The current market trends and travel reopening tailwinds in the Asia markets, especially China, and other market upsides from the release of our nextGen platform and marketplace evolution, give us confidence to project 47% net revenue growth guidance for 2023 over our strong 2022 performance. Very importantly for our global growth trajectory, we continue to add strength to our significant portfolio of offerings and distribution with the recent acquisition of a leading B2B business in Brazil. We welcome the outstanding and proven Orinter team to the Mondee family and look forward to further rapid and profitable expansion in the LATAM market and globally,” continued Mr. Gundumogula. Fourth Quarter and Full-Year 2022 Preliminary Financial Highlights1,2,3,4,5 ● Gross revenue of $512 million2 for the quarter increased 42% year-over-year as compared to $362 million in the fourth quarter of 2021 (“4Q21”). 2022 gross revenue of $2.2 billion, representing 2.2x of $1.0 billion in 2021. ● Net revenue of $40 million for the quarter, up 19% year-over-year as compared to $33 million in 4Q21. 2022 net revenue of over $159 million, representing 171% of $93 million in 2021. ● Net Loss of $13 million3 for the quarter, a decrease of $4 million as compared to a 4Q21 Net Loss of $9 million. This estimate includes approximately $7 million of earnout related to the ITHAX business combination and management restrictive stock units and $1 million of one-time expenses. 2022 net loss of $87 million, compared with $39 million in 2021, which includes expenses for the aforementioned fourth-quarter one-time expenses as well as $62 million non-cash one-time stock earnouts related to the ITHAX business combination and management restrictive stock units, $3 million one-time restructuring charges, and other non-recurring expenses. ● Adjusted EBITDA of $5 million for the quarter, an improvement of $7 million as compared to a 4Q21 Adjusted EBITDA of $(2) million. 2022 adjusted EBITDA was $16 million, an improvement of over $20 million from $(5) million in 2021. Financial Summary and Preliminary Operating Results1,2,3,4,5

Quarterly Comparison For the quarter ended December 31 Year-Over-Year Change 4Q221 4Q21 Transactions (thousands) 533.1 389.5 143.7 37% Revenue, Gross 511.8 361.7 150.1 42% Revenue, Net 39.6 33.3 6.3 19% Net Income (Loss) (13.5) (9.2) (4.3) 46% Loss per share (EPS) (0.16) (0.15) (0.01) NM Adjusted EBITDA 5.4 (1.5) 7.0 NM Adjusted Net Income (Loss) (4.2) (6.9) 2.6 NM Adjusted EPS (0.05) (0.07) 0.02 NM Annual Comparison For the year ended December 31 Year-Over-Year Change '20221 2021 Transactions (thousands) 2,137.5 1,320.0 817.5 62% Revenue, Gross 2,221.9 966.0 1,255.8 130% Revenue, Net 159.4 93.2 66.2 71% Net Income (Loss) (87.2) (38.9) (48.3) 124% Loss per share (EPS) (1.26) (0.64) (0.62) NM Adjusted EBITDA 15.7 (5.5) 21.2 NM Adjusted Net Income (Loss) (18.0) (29.0) 11.0 NM Adjusted EPS (0.20) (0.31) 0.11 NM 1 Results are preliminary and subject to final review by Mondee’s auditors. 2In millions, except transactions which are in thousands, per share data, and percentages. 32022 GAAP expenses include $62 million non-cash one-time stock earnouts related to the ITHAX business combination and management restrictive stock units, $3 million one-time restructuring charges, and other non-recurring expenses. 4Fourth quarter 2022 net loss includes approximately $7 million of earnout related to the ITHAX business combination and management restrictive stock units and $1 million of one-time expenses. 5Note that Mondee’s 2021, first quarter 2022, and second quarter 2022 financial results do not give effect to the business combination with ITHAX. Financial Commentary “Mondee continued its strong financial performance throughout 2022, generating over $159 million of net revenue on $2.2 billion of marketplace gross revenue, representing a 7.2% take rate and reaching 171% of 2019's net revenue,” said Dan Figenshu, Chief Financial Officer of Mondee. “Equally important is Mondee’s continued improvement in profitability, cash flow and balance sheet strength, with 2022 adjusted EBITDA improving to $16 million from $(5.5) million in 2021. In addition we materially improved our balance sheet with the addition of $85M in preferred equity in the form of non- convertible, redeemable preferred shares and the cash repurchase of all outstanding public warrants, which we believe will help the company to execute on both our organic and acquisition-related growth plans steadily and accretively,” continued Mr. Figenshu. Financial 2023 Outlook6 Mondee is providing the following projections for its first full-year as a public company ending December 31, 2023. We expect to continue delivering profitable growth despite a backdrop of global inflation and an evolving travel recovery.

• Net Revenue is projected to be in the range of $230 million to $240 million, representing year-over-year growth of 47%, measured at the midpoint. • Adjusted EBITDA is projected to be in the range of $40 million to $45 million, representing year-over-year growth of 171% and a margin of 18%, measured at the midpoint. 6 includes organic and inorganic growth Fourth Quarter 2022 Business Highlights and Subsequent Events • Acquired a Leading Brazilian B2B Travel Company Orinter, which strengthens Mondee’s position in the Brazilian and broader LATAM travel market, while providing additional high-quality travel products and localized services to Mondee’s now 55,000 experts distribution network. Orinter's portfolio includes 4,900 travel experts as well as complementary local hotel, packages and ground transport relationship that will be added to Mondee's content and distribution marketplace that we expect to bring significant synergies and cross-selling opportunities. Mondee plans to leverage Orinter's strong market position and expertise to further expand in regional and global markets. Acquisition executed in an accretive manner at approximately four times 2022 EBITDA. Mondee intends to continue its disciplined M&A strategy into 2023 adding valuable product and geographical footprint. • Introduced Innovative Expert and Influencer Affiliate Network Program. Powered by Mondee's cutting-edge technology, the program offers an exclusive arrangement that provides affiliates, travel experts, influencers and gig economy workers with enhanced revenue opportunities and tools designed to increase profitability, expand their product line-up, and stay competitive in the ever-evolving market. This model offers value for suppliers, experts and travelers. Suppliers will benefit from efficient management of their closed user group content and targeted distribution, while experts and travelers will gain exclusive access to a wider range of products and better revenue opportunities on travel content, including airfare, hotel stays, and ancillaries. • Named Former Microsoft and Amazon Marketing Executive, Kymber Lowe, as Chief Marketing Officer. Ms. Lowe will lead the company's marketing initiatives and strategy. Her expertise in developing successful marketing programs and expanding brands at scale will support Mondee in enhancing its global presence. • Having expanded access through multiple closed-user groups to over 125 million members, over this past year, the Company intends to also focus on expanding the adoption rate and increasing its new revenue streams. • During the 2022 travel-recovery, Mondee launched agile, targeted marketing initiatives to capitalize on the earliest opening international markets. Conference Call Information Mondee will host a conference call today at 5:30 a.m. (PT) / 7:30 a.m. (CT) / 8:30 a.m. (ET) to discuss its preliminary financial results with the investment community. A live webcast of the event will be available on the Mondee Investor Relations website at http://investors.mondee.com. A live dial-in is available domestically at (833) 470-1428 and internationally at +1 (404) 975-4839, passcode 679292. A replay will be available on Mondee’s investor relations website and an audio replay will be available domestically at (866) 813-9403 or internationally at +1 (929) 458-6194, passcode 742838, until midnight (ET) March 20, 2023.

About Mondee Established in 2011, Mondee is a travel technology company and a modern travel marketplace with its headquarters based in Austin, Texas. The company operates 17 offices across the United States and Canada and has core operations in India, Thailand, and Greece. Mondee is driving change in the leisure and corporate travel sectors through its broad array of innovative solutions. The company's platform supports over 50 million daily searches and processes a substantial transactional volume annually. Its network includes 55,000+ leisure travel advisors and gig economy workers, 500+ airlines, and over one million hotels and vacation rentals. The company also offers packaged solutions and ancillary offerings that serve a global customer base. On July 19, 2022, Mondee became publicly traded on the Nasdaq under the ticker symbol “MOND”. For more information, please visit https://www.mondee.com. Non-GAAP Measurements: In addition to disclosing financial measures prepared in accordance with generally accepted accounting principles in the United States (GAAP), this press release and the accompanying tables include adjusted EBITDA non-GAAP net income, and non-GAAP EPS. These non-GAAP financial measures are not calculated in accordance with GAAP as they have been adjusted to exclude the effects of stock-based compensation expenses, provision for income taxes, and the impacts of depreciation and amortization. We define Adjusted EBITDA as net loss before depreciation and amortization, provision for income taxes, interest expense (net), other income net, stock-based compensation, and gain on forgiveness of PPP loans. Non-GAAP net income (loss) is defined as net loss before the impacts of amortization of intangibles, provision for income taxes, stock- based compensation, and one-time items. Non-GAAP net income (loss) per share is defined as non-GAAP net income (loss) on a per share basis. See "Reconciliation of GAAP to Non-GAAP Financial Measures" for a discussion of the applicable weighted-average shares outstanding. We believe these non-GAAP financial measures provide investors and other users of our financial information consistency and comparability with our past financial performance and facilitate period-to-period comparisons of our results of operations. With respect to adjusted EBITDA and non-GAAP net loss/ income, we believe these non-GAAP financial measures are useful in evaluating our profitability relative to the amount of revenue generated, excluding the impact of stock-based compensation expense and other one-time expenses. We also believe non-GAAP financial measures are useful in evaluating our operating performance compared to that of other companies in our industry, as these metrics eliminate the effects of stock-based compensation, which may vary for reasons unrelated to overall operating performance. We use these non-GAAP financial measures in conjunction with traditional GAAP measures as part of our overall assessment of our performance, including the preparation of our annual operating budget and quarterly forecasts, and to evaluate the effectiveness of our business strategies. Our definition may differ from the definitions used by other companies and therefore comparability may be limited. In addition, other companies may not publish this or similar metrics. Thus, our non-GAAP financial measures should be considered in addition to, not as a substitute for, nor superior to or in isolation from, measures prepared in accordance with GAAP.

These non-GAAP financial measures may be limited in their usefulness because they do not present the full economic effect of our use of stock-based compensation. We compensate for these limitations by providing investors and other users of our financial information a reconciliation of the non-GAAP financial measure to the most closely related GAAP financial measures. However, we have not reconciled the non-GAAP guidance measures disclosed under "Financial Outlook" to their corresponding GAAP measures because certain reconciling items such as stock-based compensation and the corresponding provision for income taxes depend on factors such as the stock price at the time of award of future grants and thus cannot be reasonably predicted. Accordingly, reconciliations to the non-GAAP guidance measures is not available without unreasonable effort. We encourage investors and others to review our financial information in its entirety, not to rely on any single financial measure and to view non-GAAP net loss/ income and non-GAAP net loss/ income per share in conjunction with net loss and net loss per share. Operating Metrics: This press release also includes certain operating metrics that we believe are useful in providing additional information in assessing the overall performance of our business. Transactions are defined as the aggregation of transactions handled by our platform between a third party seller or service provider and the ultimate consumer. A single transaction could include an airline ticket, a hotel or hospitality accommodation, and any number of ancillaries offered on the platform. We generate revenue from service fees earned on these transactions and, accordingly our revenue increases or decreases based on the increase or decrease in either or both the number or value of transactions we process. Revenue will increase as a result of an increase in the number of customers using Mondee’s platform and/or as a result of an increase in service fees from higher value services offered on the platform. Forward-Looking Statements and Unaudited Financials: This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements can be identified by words such as: “believe,” “can”, “"may,” “expects,” “intends,” “potential,” “plans,” “will” and similar references to future periods. Examples of forward-looking statements include, among others, statements we make regarding the Company’s future growth, performance, business prospects and opportunities, strategies, expectations, future plans and intentions or other future events are forward looking statements. Such forward-looking statements are subject to risks, uncertainties, and other factors, which could cause actual results to differ materially from those expressed or implied by such forward-looking statements.

Management believes that these forward-looking statements are reasonable as and when made. However, the Company cautions you that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, the ability to implement business plans, forecasts, and other expectations after the recently completed business combination between ITHAX Acquisition Corp. and Mondee Holdings II, Inc., the outcome of any legal proceedings that may be instituted against the Company or others and any definitive agreements with respect thereto, the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees, the ability to maintain Nasdaq’s listing standards, and other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 20, 2022, the registration statement on Form S-1 declared effective by the SEC on October 12, 2022 and in the Company’s subsequent filings with the SEC. There may be additional risks that the Company does not presently know of or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. In light of the significant uncertainties in these forward-looking statements, you should not rely upon forward-looking statements as predictions of future events. Except as required by law, Mondee undertakes no obligation to update publicly any forward-looking statements for any reason. The preliminary financial results for the fourth quarter and full year ended December 31, 2022 are unaudited, reflect our estimated financial results and are based on information available to management as of the date of this release and are subject to potential further material changes upon completion of the Company’s standard year-end closing procedures. In preparing this information, management made complex and subjective judgments and estimates about the appropriateness of certain reported amounts and disclosures. Our actual financial results for the three months and year ended December 31, 2022 have not yet been finalized by management and remain subject to the completion of management’s final review and our other closing procedures, as well as the completion of the audit of our annual financial statements. These preliminary estimated results do not represent a comprehensive statement of all financial results for the three months and year ended December 31, 2022. We are required to consider all available information through the finalization of our financial statements and their possible impact on our financial conditions and results of operations for the period, including the impact of such information on the complex judgments and estimates referred to above. MONDEE HOLDINGS, INC. Condensed Consolidated Balance Sheets (In $ thousands, except stock and par value data) (unaudited) December 31, 2022 2021 Assets Current assets: Cash and cash equivalents $ 78,841 $ 15,506 Restricted short-term investments 8,639 8,484 Accounts receivable, net of allowance of $4,754, and $5,005 as of December 31, 2022 and December 31, 2021, respectively 23,029 10,178

Contract assets, net of allowance of $0 and $1,000 as of December 31, 2022 and December 31, 2021 8,778 3,935 Prepaid expenses and other current assets 4,321 2,588 Total current assets $ 123,608 $ 40,691 Property and equipment, net 11,204 8,874 Goodwill 66,420 66,420 Intangible assets, net 57,370 63,708 Loan receivable from related party — 22,054 Operating lease right-of-use assets 2,293 — Other non-current assets 2,057 1,588 TOTAL ASSETS $ 262,952 $ 203,335 Liabilities, Redeemable Preferred Stock and Stockholders’ Deficit Current liabilities: Accounts payable 37,713 19,529 Amounts payable to related parties — 716 Paycheck Protection Program (PPP) and other government loans, current portion 72 338 Accrued expenses and other current liabilities 9,442 10,354 Deferred revenue 5,490 6,450 Long-term debt, current portion 7,514 11,063 Total current liabilities $ 60,231 $ 48,450 Deferred income taxes 650 512 Note payable to related party 197 193 PPP and other government loans excluding current portion 159 1,915 Warrant liability 1,293 — Long-term debt excluding current portion 126,883 162,170 Deferred revenue excluding current portion 12,596 14,288 Operating lease liabilities excluding current portion 1,659 — Other long-term liabilities 2,475 2,632 Total liabilities $ 206,143 $ 230,160 Commitments and contingencies (Note 13) Redeemable Preferred Stock Series A Preferred stock - 85,000 authorized, $0.0001 par value, 85,000 shares issued and outstanding as of September 30, 2022 ( liquidation preference of $85,057) 82,648 — Stockholders' deficit: Common stock – $0.01 par value; 500,000,000 and 1,000 shares authorized as of September 30, 2022 and December 31, 2021, respectively; 75,766,160 and 1 shares issued and outstanding as of September 30, 2022 and December 31, 2021, respectively 7 6 Shareholder receivable (20,336) — Additional paid-in capital 272,318 163,459 Accumulated other comprehensive loss (614) (273) Accumulated deficit (277,214) (190,017) Total stockholders’ deficit $ (25,839) $ (26,825) TOTAL LIABILITIES, REDEEMABLE PREFERRED STOCK AND STOCKHOLDERS’ DEFICIT $ 262,952 $ 203,335

MONDEE HOLDINGS, INC. Condensed Consolidated Statements of Operations (In $ thousands, except stock and per share data) (unaudited) Year Ended December 31, 2022 2021 Revenues, net $ 159,354 $ 93,194 Operating expenses: Marketing expenses 96,910 54,611 Sales and other expenses, including non-employee stock-based compensation of $722 and $9 respectively 13,676 11,165 Personnel expenses, including stock-based compensation of $61,310 and $3,844 respectively 81,562 23,422 General and administrative expenses 9,103 7,455 Information technology expenses 4,824 4,058 Provision for doubtful accounts receivable and contract assets 561 1,874 Depreciation and amortization 11,494 12,861 Restructuring expense 1,663 — Total operating expenses 219,793 115,446 Loss from operations (60,439) (22,252) Other income (expense): Interest income 637 505 Interest expense (27,122) (23,683) Gain on extinguishment of PPP loan 2,009 5,868 Changes in fair value of warrant liability 597 — Other income (expense), net (1,725) 980 Total other expense, net (25,604) (16,330) Loss before income taxes $ (86,043) $ (38,582) Provision for income taxes (1,153) (323) Net loss $ (87,196) $ (38,905) Net loss attributable per share to common stockholders: Basic and diluted $ (1.26) $ (0.64) Weighted-average shares used to compute net loss attributable per share to common stockholders Basic and diluted 69,091,540 60,800,000 MONDEE HOLDINGS, INC. Condensed Consolidated Statements of Cash Flows (In $ thousands) (unaudited) Year Ended December 31, 2022 2021 Cash flows from operating activities Net loss $ (87,196) $ (38,905)

Adjustments to reconcile net loss to net cash used in operating activities Depreciation and amortization 11,494 12,861 Deferred taxes 138 184 Provision for doubtful accounts receivable and contract assets 561 1,874 Stock-based compensation 62,042 3,936 Amortization of loan origination fees 6,564 2,361 Payment in kind interest expense 9,518 14,582 Gain on forgiveness of PPP Loan (2,009) (5,868) Change in the estimated fair value of LBF earn-out considerations and warrant liability (489) 265 Changes in operating assets and liabilities Accounts receivable (13,412) (6,697) Contract assets (4,843) 485 Prepaid expenses and other current assets (17,065) 23 Operating lease right-of-use assets (94) — Other non-current assets (751) (757) Amounts payable to related parties (716) (358) Accounts payable 29,373 2,115 Accrued expenses and other current liabilities (1,688) (1,384) Deferred revenue (2,652) (2,666) Operating lease liabilities 133 — Other long term liabilities (74) 2,276 Net cash used in operating activities (11,166) (15,673) Cash flows from investing activities Capital expenditure (7,345) (4,022) Purchase of restricted short term investments (155) — Sale of restricted short term investments — 910 Net cash used in investing activities (7,500) (3,112) Cash flows from financing activities Repayments of long-term debt (45,040) (638) Loan origination fees for long-term debt — (75) Proceeds from PPP and other government loans — 3,790 Proceeds from issuance of redeemable preferred stock 85,000 — Issuance cost from preferred stock (1,418) — Proceeds from exercise of common stock warrants 1,368 — Proceeds from Business Combination and issuance of PIPE shares 78,548 — Payment of offering costs (23,452) — Payment made on behalf of Mondee Holdings LLC (5,241) — Repayment of Short Term Debt (298) — LBF Thai Loan (9) — Repurchase of public warrants (6,995) — Home Loan Forgiveness 23 — Net cash provided by financing activities 82,486 3,077 Effect of exchange rate changes on cash, cash equivalents and restricted cash (358) (311) Net increase (decrease) in cash, cash equivalents and restricted cash 63,462 (16,019) Cash, cash equivalents and restricted cash at beginning of period 15,506 31,525 Cash, cash equivalents and restricted cash at end of period $ 78,968 $ 15,506

MONDEE HOLDINGS, INC. GAAP to Non-GAAP Reconciliations (In thousands) (unaudited) ADJUSTED EBITDA RECONCILIATION 4Q21 FY21 4Q22 FY22 Net income (Loss) (9,208) (38,905) (13,484) (87,196) Interest expense (net) 6,131 23,178 6,787 26,485 Stock-based comp exp 92 3,936 6,643 62,033 Depreciation & amortization 3,089 12,861 2,945 11,494 Restructuring expense — — (467) 1,663 Changes in fair value of Warrant liability — — 86 (597) One-time Legal Expense — — 980 980 Income tax provision 88 323 542 1,153 Gain on forgiveness of PPP loan (1,576) (5,868) — (2,009) Other expenses (income), net (143) (980) 1,409 1,725 Adjusted EBITDA (1,527) (5,455) 5,441 15,731 Adjusted EBITDA margin (4.6)% (5.9)% 13.7% 9.9% ADJUSTED NET INCOME RECONCILIATION 4Q21 FY21 4Q22 FY22 Net Income (loss) (9,208) (38,905) (13,484) (87,196) Stock-based comp exp 92 3,936 6,643 62,033 Amortization - intangibles 1,756 7,882 1,586 6,338 Income tax provision 88 323 542 1,153 One-time expenses 420 (2,244) 486 (354) Adjusted Net Income (Loss) (6,852) (29,008) (4,227) (18,026) ADJUSTED EPS RECONCILIATION 4Q21 FY21 4Q22 FY22 Net Income (loss) (9,208) (38,905) (13,484) (87,196) Common shares outstanding 60,800 60,800 82,266 69,092 GAAP EPS $(0.15) $(0.64) $(0.16) $(1.26) Adjusted Net Income (Loss) (6,852) (29,008) (4,227) (18,026) Diluted shares outstanding 94,600 94,600 83,866 91,917 Adjusted EPS $(0.07) $(0.31) $(0.05) $(0.20) For Further Information, Contact: Public Relations pr@mondee.com Investor Relations ir@mondee.com